SUPPLEMENT TO THE PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION

OF

EVERGREEN STRATEGIC CORE BOND PORTFOLIO

The prospectus and Statement of Additional Information of Evergreen Strategic Core Bond Portfolio (the “Fund”) are hereby supplemented as follows:

                Evergreen Investment Management Company, LLC, the Fund’s investment advisor, has proposed that the Fund be liquidated on or about March 15, 2006.  The liquidation was approved by the Fund’s Board of Trustees at meetings held December 7 and 8, 2005.  Effective after close of business today, shares of the Fund will no longer be available for purchase by either new or existing shareholders.

December 12, 2005                                                                                                            575055 (12/05)